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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 28, 2006

                           THE STRIDE RITE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)
                              --------------------


               Massachusetts             1-4404                      04-1399290
(State or Other Jurisdiction of    (Commission File Number)     (I.R.S. Employer
            Incorporation)                                   Identification No.)


         191 Spring Street, PO Box 9191, Lexington, Massachusetts       02420
           (Address of Principal Executive Offices)                  (Zip code)


       Registrant's telephone number, including area code: (617) 824-6000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                              --------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.  Entry into a Material Definitive Agreement.

On July 28, 2006, The Stride Rite Corporation (the "Company") entered into an Amendment (the "Amendment") to the Amended and Restated License Agreement dated February 2, 2000 between Tommy Hilfiger Licensing, Inc. and the Company (the "Agreement"), pursuant to which the parties agreed extend the term of the Agreement until March 31, 2008. In addition, the parties agreed to certain other immaterial revisions in the Amendment.

The above description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to the Registrant's quarterly report on Form 10-Q for the period ended September 1, 2006, with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                    THE STRIDE RITE CORPORATION


Dated: August 3, 2006                      By:   /s/ Frank A. Caruso
                                                 -------------------------
                                           Name:       Frank A. Caruso
                                           Title:      Chief Financial Officer